THE GREATER CHINA FUND INC.
---------------------------


ANNUAL REPORT
DECEMBER 31, 2000


155 Bishopsgate, London EC2M 3XY
Telephone +44 (0)20-7628 6000
Facsimile +44 (0)20-7638 7928
Internet www.baring-asset.com

   -LONDON  -BAHRAIN  -BOSTON-
 -DUBLIN  -FRANKFURT  -GUERNSEY-
-HONG KONG  -ISLE OF MAN  -PARIS-
    -SAN FRANCISCO  -TAIWAN-
        -TOKYO  -TORONTO-

[LOGO]
BARING ASSET
MANAGEMENT

[PICTURE OF DRAGON ON FRONT COVER]

The Greater China Fund, Inc.
-------------------------------------------------------------------------------

TABLE OF CONTENTS

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The Fund's Management                                                         2
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Letter to Shareholders                                                        3
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Report of the Investment Manager                                              4
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Portfolio of Investments                                                      7
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Statement of Assets and Liabilities                                          10
-------------------------------------------------------------------------------
Statement of Operations                                                      11
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Statements of Changes in Net Assets                                          12
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Notes to Financial Statements                                                13
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Financial Highlights                                                         18
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Report of Independent Accountants                                            20
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Dividend Reinvestment Plan                                                   21
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Other Information                                                            22
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This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
51 West 52nd Street
New York, New York 10019
www.greaterchinafund.com

For information call (201) 318-4150

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated toll-free number, 800-655-2599 or on the Fund's internet site.

[LOGO]
GCH
LISTED
NYSE


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1

THE FUND'S MANAGEMENT

DIRECTORS

Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Hugh G. Lynch (APPOINTED, EFFECTIVE FEBRUARY 28, 2000)
Jonathan J.K.Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Sam Lau, VICE PRESIDENT
Julian F. Sluyters, VICE PRESIDENT
Paul H. Schubert, TREASURER & SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 8030
Boston, Massachusetts 02266

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
White & Case
1155 Avenue of the Americas
New York, New York 10036


--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS
February 10, 2001

Dear Shareholder,

During a year of extreme volatility the markets of Greater China weakened slightly and the net asset value per share of The Greater China Fund, Inc. (the "Fund") fell 5.1% compared to a rise of 36.1% in 1999. Nonetheless this compares favorably to the Fund's benchmark, which dropped more than 13%, and indeed to the major global equity index (MSCI World), which fell 10%. Our investment manager has once again outperformed its peer group of China funds.

The Greater China Fund is likely to face two main, and opposing, economic issues during 2001. On the positive side, there is clear evidence in China of increased growth, modest inflation, and low interest rates, backed by accelerating domestic consumption and large inflows of Foreign Direct Investment (FDI). Confirmation of China's entry into the World Trade Organization (WTO) should reinforce this. On the negative side is clear evidence of a slowdown in the United States, which will inevitably dampen Greater China's export growth.

I am confident that the outcome will be positive for Greater China. No one should underestimate the difficulties of transforming China into a society where the private sector dominates, and capital markets operate with high transparency, akin to Hong Kong. But there is a commitment to restructuring which includes sectors as diverse as power, aviation, energy, steel and banking, and capital is much more available to the private sector. Productivity is improving. Your Board's judgement is that China's new growth has a more sustainable look to it.

I believe the changes of the last year provide the most positive environment for portfolio investors and equity returns since the highly speculative days of 1993. The main caveat is that these are volatile times for equity investors throughout the world, and stocks listed in Greater China will not be immune to a continual downturn in the U.S. economy.

I should restate that the Board remains committed to frequent review and analysis of the Fund's discount to its net asset value. This is a closed-end fund, industry wide, issue without easy resolution. We will, however, continue to strive to ensure that the long term objectives of the Fund are realized.

Lastly, I encourage all shareholders to visit our new website www.greaterchinafund.com. This is a user friendly way for shareholders to stay in touch with the Fund, and shows our commitment to improving shareholder communication.

Sincerely,


Richard B. Bradley
Chairman


--------------------------------------------------------------------------------
3

REPORT OF THE INVESTMENT MANAGER


OVERVIEW

The equity markets of "Greater China" were volatile during the year 2000. Cyclical recovery of Chinese economy and rising optimism on economic reforms in China drove share prices higher in the first half of the year. The rally however failed to sustain as global stock markets were dragged down by the disappointing performance of TMT (technology, media and telecom) stocks in the second half. Uncertainties associated with the prospect of the US economy as well as China's regulatory regime did not help in providing direction for the markets either.

The Fund outperformed its benchmark* by registering a decline in NAV of 5.1% during the year, compared to the 13.4% decline in benchmark. Stock selection was the main reason behind the outperformance. The Fund benefited from the strategy of focusing on companies with viable business models and strong earnings and cashflow. As stated in the interim report, the Fund largely ignored the more speculative aspects of the TMT trend, such as profitless, cash consuming 'dot com' issues.

The table below portrays the net asset value performance of the Fund compared with the benchmark:*

                                    2000     1999     1998     1997
The Greater China Fund, Inc.        -5.1%   +36.1%   -31.3%   -12.4%
China - MSCI                       -13.4%   +13.3%   -42.4%  -26.4%

Source: Datastream/BAM

*Benchmark of the Fund - MSCI China Free Index before June 2000; MSCI Zhong Hua Index after June 2000.

PERFORMANCE OF NET ASSET VALUE PER SHARE

1ST QTR 2000     8.1

2ND QTR 2000    -1.3

3RD QTR 2000    -4.8

4TH QTR 2000    -6.9

YEAR 2000       -5.1

Note: This information represents the historical performance of The Greater
      China Fund, Inc. and assumes the reinvestment of all dividends and distributions. Past performance is not predictive of future returns.


-------------------------------------------------------------------------------
4

ASSET ALLOCATION

In terms of asset allocation by markets, weighting in Taiwan was reduced from 7% to 3% as profits were taken in the electronics sector in the second half of 2000. On the other hand, in view of accelerating growth in China's private consumption, weighting in domestic sectors such as automobile, consumption and personal computers was raised. In addition, exposure to the financial services sector was increased as a number of banks and financial institutions are expected to benefit from ongoing privatization and banking reform in China. The Fund also selectively participated in a number of new share issues by Chinese companies such as China Unicom and PetroChina.

ASSET ALLOCATION     DECEMBER 31, 2000   DECEMBER 31, 1999
HONG KONG (OTHERS)         33%                 35%
RED CHIPS                  32%                 29%
CHINA                      26%                 28%
TAIWAN                      3%                  7%
CASH                        6%                  1%


REVIEW AND OUTLOOK

The Chinese economy had been on the recovery track for most of 2000, only to slow slightly in the fourth quarter. GDP grew by 8% in 2000, up from the low point of 7.1% in 1999. Looking into 2001, while further deceleration in export growth looks inevitable amid slowing demand from the U.S., the economy is still expected to show steady expansion on the back of domestic consumption and investment. CPI inflation returned to China towards the end of 2000 and is expected to pick up gradually. The booming housing sector, public investment to develop the western region, and expected increase in foreign direct investment (FDI) inflows should offset the impact of the deterioration in net exports. Contractual FDI in 2000 posted a remarkable 51% increase from 1999, indicating that actual FDI inflows are likely to increase substantially for 2001. In short, the Chinese economy is expected to demonstrate a high degree of resilience against the ongoing global downcycle.

China's much anticipated accession into the World Trade Organization (WTO) is probable within 2001. Though immediate benefits on trade would be limited, joining WTO is positive in encouraging fresh foreign capital and ensuring the implementation of restructuring incentives.

Cross Strait relations took a step further in January 2001 as direct shipping links kicked off, although in a very limited scale. Taiwan authorities are also expected to relax soon the restrictions on Taiwanese investments into China. Further gradual improvements in the relations between China and Taiwan are likely this year.

-------------------------------------------------------------------------------
5

REPORT OF THE INVESTMENT MANAGER
CONTINUED

Speculation of RMB (Renminbi) devaluation may emerge given the weak performance of the regional currencies and moderation in export performance. However, pressure on RMB is believed to be limited due to China's positive trade and balance of payment surplus.

With a flurry of new listings by Chinese companies, mostly in Hong Kong, the investment opportunities have been widened with greater choices of securities from various industries traded with much improved liquidity due to their significant sizes. The trend is expected to continue in 2001 with more large-capitalization companies such as China Telecom and Bank of China planned to get listed. Capital raised from the privatization listings is instrumental in implementing further restructuring both inside and outside of the State-owned Enterprises arena, as well as laying a foundation for the much needed nationwide social welfare system. All these in turn should make China an attractive option for the global investing community.

In summary, events over the coming months will remain dominated by the trends on Wall Street and the degree of the slowdown in the U.S. economy. While it has become quite evident that there is no escaping from the global economic downturn, China and Hong Kong do possess some defensive attributes that would allow their economics to emerge relatively unscathed from the downturn as opposed to their Asian counterparts. The markets are discounting a considerable amount of bad news with low expectations or 2001. Barring a disaster on Wall Street, this year is more likely to surprise positively than negatively.

BARING ASSET MANAGEMENT (ASIA) LIMITED
HONG KONG

February 9, 2001


-------------------------------------------------------------------------------
6

PORTFOLIO OF INVESTMENTS
December 31, 2000

                                                                        Value
Shares        Description                                              (Note1)
              EQUITIES - 93.9%

              CHINA - 26.1%
              BUILDING MATERIALS - 0.4%
 6,882,000    Anhui Conch Cement*                                   $   485,288
                                                                    -----------

              ENERGY - 2.6%
21,500,000    PetroChina Co. Ltd.                                     3,583,471
                                                                     ----------

              MACHINERY & ENGINEERING - 2.7%
 1,174,618    China International Marine Containers "B"               1,106,894
 4,330,700    Shanghai Zhenhua Port Machinery "B"                     2,598,420
                                                                     ----------
                                                                      3,705,314
                                                                     ----------
              PETROCHEMICAL - 2.9%
12,404,000    Sinopec Zhenhai Refining & Co.                          1,685,737
11,918,000    Yizheng Chemical Fibre Co. "H"                          2,230,891
                                                                     ----------
                                                                      3,916,628
                                                                     ----------
              UTILITIES - 10.4%
12,198,000    Beijing Datang Power Co. "H"                            3,166,910
12,832,000    Huaneng Power International Inc. "H"                    6,210,598
11,000,000    Zhejiang Southeast Electric Power "B"                   4,840,000
                                                                     ----------
                                                                     14,217,508
                                                                     ----------
              MISCELLANEOUS - 7.1%
 2,000,000    China Shipping Development Inc. "H"*                      302,576
18,856,000    Jiangxi Copper Co.*                                     1,692,270
 4,013,160    Shanghai Dazhong Taxi "B"                               2,431,975
19,390,000    Yanzhou Coal Mining Co. "H"                             5,282,735
                                                                     ----------
                                                                      9,709,556
                                                                     ----------
                    Total China                                      35,617,765
                                                                     ----------


--------------------------------------------------------------------------------
7

PORTFOLIO OF INVESTMENTS
CONTINUED

                                                                        Value
Shares        Description                                              (Note1)

              HONG KONG - 64.9%
              AUTOMOBILES - 3.4%
 9,460,000    Brilliance China Auto Holdings Ltd.+                  $ 2,577,343
12,000,000    Denway Investments Ltd.*                                2,092,388
                                                                     ----------
                                                                      4,669,731
                                                                     ----------
              BANKING - 5.7%
 1,222,400    Bank of East Asia+                                      3,165,824
 3,426,000    HKCB Bank Holding Co. Ltd.                              1,196,950
 2,100,000    Industrial & Commercial Bank of China*                  1,803,915
 4,800,000    Ka Wah Bank Ltd.                                        1,661,602
                                                                     ----------
                                                                      7,828,291
                                                                     ----------

              CONGLOMERATES - 17.7%
 4,000,000    China Resources Enterprise+                             5,102,760
 1,057,000    Citic Pacific Ltd.+                                     3,747,074
 1,146,400    Hutchison Whampoa+                                     14,293,806
 5,000,000    Tsingtao Brewery Co. Ltd. "H"                           1,044,912
                                                                     ----------
                                                                     24,188,552
                                                                     ----------

               CONSUMPTION - 1.9%
 5,620,000     Giordano International Ltd.+                           2,593,946
                                                                     ----------

              ELECTRICAL & ELECTRONICS - 8.2%
 3,380,000    Johnson Electric Holdings                               5,221,868
 5,342,000    Kingboard Chemical Holdings Ltd.                        2,482,756
 5,424,000    Legend Holdings Ltd.+                                   3,407,516
                                                                     ----------
                                                                     11,112,140
                                                                     ----------
              INFRASTRUCTURE - 0.8%
 1,846,774    New World Infrastructure                                1,118,762
                                                                     ----------

              MEDIA - 1.0%
   268,000    Television Broadcasting Ltd.                            1,408,772
                                                                     ----------


--------------------------------------------------------------------------------
8

                                                                       Value
Shares        Description                                             (Note1)

              HONG KONG - (concluded)
              REAL ESTATE DEVELOPMENT - 2.8%
  303,000     Cheung Kong Holdings                                $  3,875,053
                                                                  ------------

              TELECOMMUNICATION - 14.4%
3,591,000     China Mobile Ltd.*+                                   19,613,139
                                                                  ------------

              MISCELLANEOUS - 9.0%
3,990,000     China Everbright Ltd.+                                 4,118,043
4,754,000     China Merchants Holdings International+                3,443,735
2,576,000     Li & Fung Ltd.+                                        4,673,308
                                                                  ------------
                                                                    12,235,086
                                                                  ------------
              Total Hong Kong                                       88,643,472
                                                                  ------------
              TAIWAN - 2.9%
              ELECTRICAL & ELECTRONICS - 2.9%
  667,900     Hon Hai Precision Industry                             3,387,898
  698,700     Winbond Electronics Corp.                                668,744
                                                                  ------------
                                                                     4,056,642
                                                                  ------------
              Total Equities
                (cost $116,964,234)                                128,317,879
                                                                  ------------
PRINCIPAL     TIME DEPOSIT - 6.4%
AMOUNT
(000)
 $8,697       Brown Brothers Harriman & Co.,
                Grand Cayman, 5.50%**, 1/2/01
                (cost $8,697,000)                                    8,697,000
                                                                  ------------
              TOTAL INVESTMENTS - 100.3% (cost $125,661,234)       137,014,879
              Liabilities in excess of other assets - (0.3%)          (453,051)
                                                                  ------------
              NET ASSETS - 100%                                   $136,561,828
                                                                  ============

-----------------------------------
*    Non-income producing security.

+    Security, or a portion thereof, was on loan at December 31, 2000.

** Variable rate account - rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on December 31, 2000.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000


ASSETS
Investments, at value (cost $125,661,234)                        $137,014,879
Investments of collateral received for
     securities on loan, at value (cost $36,540,249)               36,540,249
Cash (including foreign currency with
     a cost of $10,570 and a value of $10,476)                         54,633
Dividends & interest receivable 90,232                                 90,232
                                                                  -----------
     Total assets                                                 173,699,993
                                                                  -----------

LIABILITIES
Collateral for securities on loan                                  36,540,249
Payable for investments purchased                                     144,542
Investment management fee payable                                     143,960
Administration fee payable                                             24,304
Accrued expenses                                                      285,110
                                                                 ------------
     Total liabilities                                             37,138,165
                                                                  -----------
NET ASSETS                                                       $136,561,828
                                                                  ===========

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value;
    12,593,049 shares issued and outstanding
    (100,000,000 shares authorized)                              $      12,593
Paid-in capital in excess of par                                   168,504,749
Undistributed net investment income                                    721,182
Accumulated net realized loss on investments                       (44,030,214)
Net unrealized appreciation of investments
     and other assets and liabilities
     denominated in foreign currency                                11,353,518
                                                                   -----------
NET ASSETS                                                        $136,561,828
                                                                   ===========

Shares Outstanding                                                  12,593,049
                                                                   -----------
NET ASSET VALUE PER SHARE                                               $10.84
                                                                         =====


See Notes to Financial Statements.


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10

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2000


INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $36,649)            $ 3,086,800
Interest                                                               639,541
                                                                    ----------
  Total investment income                                            3,726,341
                                                                    ----------
EXPENSES
Investment management fees                                           1,860,300
Custodian and accounting fees                                          337,287
Administration fees                                                    312,649
Directors' fees and expenses                                           245,673
Shareholder reports                                                     86,166
Legal fees                                                              69,557
Audit fees                                                              46,554
New York Stock Exchange listing fee                                     24,260
Transfer agent fees and expenses                                         7,354
Miscellaneous expenses                                                   8,272
                                                                     ---------
  Total expenses                                                     2,998,072
                                                                     ---------
Net investment income                                                  728,269
                                                                     ---------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
  Investments                                                       (7,858,281)
  Foreign currency transactions                                         (6,117)
                                                                     --------
                                                                    (7,864,398)
                                                                     ---------
Net change in unrealized appreciation/depreciation
  of investments and other assets and liabilities
  denominated in foreign currencies                                   (327,116)
                                                                     ---------
Net realized and unrealized loss on investments
  and foreign currency transactions                                 (8,191,514)
                                                                     ---------
NET DECREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                                       $(7,463,245)
                                                                     =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
11

STATEMENT OF CHANGES IN NET ASSETS

                                           For the Year            For the Year
                                              Ended                    Ended
                                           December 31, 2000      December 31, 1999
                                         -------------------     ------------------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net investment income                             $   728,269     $    425,442
Net realized loss on investments and
  foreign currency transactions                    (7,864,398)     (14,505,520)
Net change in unrealized
  appreciation/depreciation of
  investments and other assets and
  liabilities denominated in
  foreign currencies                                (327,116)       52,346,559
                                                 -----------       -----------
Total income (loss) from
  investment operations                           (7,463,245)       38,266,481
                                                 -----------       -----------
DIVIDENDS TO SHAREHOLDERS
From net investment income                          (424,386)           --
                                                 -----------       -----------
Net increase (decrease) in net assets             (7,887,631)       38,266,481

NET ASSETS
Beginning of year                                144,449,459       106,182,978
                                                 -----------       -----------
End of year (including undistributed
  net investment income of $721,182
  and $423,416, respectively)                   $136,561,828      $144,449,459
                                                 ===========       ===========

See Notes to Financial Statements.
-------------------------------------------------------------------------------
12

NOTES TO FINANCIAL STATEMENTS

NOTE 1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.") requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS
All securities for which market quotations are readily available are valued at the last sales price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------
13

NOTES TO FINANCIAL STATEMENTS
CONTINUED

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes.

SECURITY LENDING
The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber"), a wholly-owned indirect subsidiary of UBS AG. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the year ended December 31, 2000, net earnings to the Fund from securities lending was $107,005, after deducting the borrowers' rebate of $574,426 and PaineWebber fees of $46,279, of which $6,655 was payable to PaineWebber at December 31, 2000. The market value of the securities on loan and the cash collateral received with respect to such loans at December 31, 2000 was $34,317,645 and $36,540,249, respectively.

At December 31, 2000, The Fund's investments from cash collateral for securities on loan are as follows:


Shares                    Money Market Funds                           Value
-------       ------------------------------------------------    -------------
   406,099    Aim Liquid Assets Fund                               $   406,099
    19,948    Aim Prime Fund                                            19,948
36,064,537    Mitchell Hutchins Private Money Market Fund LLC       36,064,537
    49,665    Scudder Money Market Series - Institutional               49,665
                                                                   -----------
                                                                   $36,540,249
                                                                   ===========

--------------------------------------------------------------------------------
14

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences primarily attributable to a net realized loss on foreign currency transactions, $6,117 has been reclassified from accumulated net realized loss on investments to undistributed net investment income. Net assets were not affected by these reclassifications.

TAX STATUS

   UNITED STATES
The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

   CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 20% withholding tax.

In the future, were the July Ruling to be reversed, dividends received and capital gains derived with respect to investments insecurities of PRC companies would be subject to withholding tax at a maximum rate of 20%.

   HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. Additionally, there is no tax in Hong Kong on capital gains realized from the disposition of such securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it

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15

NOTES TO FINANCIAL STATEMENTS
CONCLUDED

will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

   OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

-------------------------------------------------------------------------------

NOTE 2. INVESTMENT MANAGEMENT AND ADMINISTRATION
        AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

-------------------------------------------------------------------------------

NOTE 3. TRANSACTIONS WITH AFFILIATES

The Investment Manager, out of its own assets, pays PaineWebber a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 2000, $148,824 was paid or accrued by the Investment Manager to PaineWebber for such services.

Certain employees of the Administrator serve as officers of the Fund and an employee of PaineWebber serves as a director of the Fund.

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16

NOTE 4. PORTFOLIO SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000 was $125,661,234. Accordingly, net unrealized appreciation of $11,353,645 was composed of gross appreciation of $28,646,826 for those securities having an excess of value over cost and gross depreciation of $17,293,181 for those securities having an excess of cost over value.

For the year ended December 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $74,835,513 and $80,444,520, respectively.

At December 31, 2000, the Fund had a capital loss carryforward of $44,030,214, of which $19,199,019, $16,280,648 and $8,550,547 is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains realized before the end of fiscal year 2006, 2007 and 2008, respectively. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

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NOTE 5. CAPITAL STOCK

There were no transactions in shares of common stock for the years ended December 31, 2000 and 1999.

-------------------------------------------------------------------------------

NOTE 6. CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

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17

FINANCIAL HIGHLIGHTS

                                                       For the Year Ended                         For the Years Ended
                                                             December 31                               December 31,
                                                       ------------------     -----------------------------------------------------
                                                             2000             1999           1998            1997            1996
                                                       ------------------     -----        ------          ------           -------
SELECTED DATA FOR A SHARE OF COMMON STOCK
OUTSTANDING THROUGHOUT EACH YEAR
IS PRESENTEND BELOW:
Net asset value, beginning of year                       $  11.47         $   8.43        $  13.46          $19.49          $14.52
                                                          -------          -------         -------           -----           -----
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)                                 0.06             0.03           (0.01)          (0.09)           0.10*
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             (0.66)            3.01           (4.10)          (2.32)           5.93*
                                                          -------           ------          ------           -----           ------
    Total from investment operations                        (0.60)            3.04           (4.11)          (2.41)           6.03
                                                          -------           ------          ------           -----           ------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                  (0.03)               -               -               -           (0.09)
In excess of net investment                                     -                -               -           (0.13)          (0.03)
From net realized gain on investments                           -                -           (0.92)          (3.49)              -
                                                          -------           ------          ------           -----           -----
    Total dividends and distributions to shareholders       (0.03)               -           (0.92)          (3.62)          (0.12)
                                                          -------           ------          ------           -----           -----
FUND SHARE TRANSACTIONS
Dilutive effect of rights offering                              -                -               -               -           (0.89)
Offering costs charged  to paid-in capital
  in excess of par                                              -                -               -               -           (0.05)
                                                          -------            ------        -------            ----           ------
    Total Fund share transactions                               -                -               -               -           (0.94)
                                                          -------           ------         -------          ------           ------
Net asset value, end of year                             $  10.84         $  11.47        $   8.43          $13.46          $19.49
                                                          =======          =======         =======          ======          =======
Market value, end of year                                $   8.19         $   8.38        $   6.13          $10.88          $15.63
                                                          =======          =======         =======          ======          =======
TOTAL INVESTMENT RETURN (1)                                 (1.86)%          36.73%         (36.35)%         (7.29)%         15.53%
                                                          =======          =======         =======          ======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                    $136,562         $144,449        $106,183        $169,518        $245,383
Ratio of expenses to average net assets                      2.01%            2.23%           2.59%(2)        1.88%           2.07%
Ratio of net investment income (loss)
  to average net assets                                      0.49%            0.36%          (0.06)%         (0.41)%          0.65%
Portfolio turnover                                             53%              36%             41%             82%             37%


*    Based on average shares outstanding.

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the year, and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(2) The ratio of expenses to average net assets excluding excise taxes was 2.29%.

--------------------------------------------------------------------------------
18, 19

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of The Greater China Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Greater China Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York

February 14, 2001

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20

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

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21

THE GREATER CHINA FUND, INC.

DIVIDEND REINVESTMENT PLAN
CONCLUDED

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266.

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OTHER INFORMATION

Since December 31, 1999, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) changes to the Fund's charter or by-laws and (iii) material changes in the principal risk factors associated with investment in the Fund.

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22

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